ENDO PHARMACEUTICALS JP Morgan Healthcare Conference January 9, 2008 Exhibit 99.1

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Forward-Looking Statements
Except for the historical information contained herein, this presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Because these statements involve a number of risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the difficulty of predicting FDA approvals, results of clinical trials on new products, acceptance and demand for new pharmaceutical products, challenges relating to intellectual property protection, the impact of competitive products and
pricing, the timely development and launch of new products, a determination that we are engaging in inappropriate sales or marketing activities, including promoting the "off-label" use of our products, and the risk factors listed from time to time in the
Company’s SEC reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Key Events in 2007
On track for record sales and earnings in 2007
Adopted new strategic plan
Strengthened executive management team
Strong commercial capability
•
Specialty and PCP sales forces ~700 Reps
•
Managed Care expansion complete
Completed expansion of Clinical Liaison group
Strengthened IP estate for OPANA
®
with addition of three patents
to FDA’s Orange Book
Expanded pipeline with innovative pain product AZ-003/EN3294

4 Accelerating Our Growth © 2008 Endo Pharmaceuticals 2007 Guidance $1.79–$1.84 Adjusted Diluted EPS $90–$110M OPANA ® ER / OPANA ® Net Sales $685–$710M LIDODERM ® Net Sales $1.050–$1.075B Net Sales

5 Accelerating Our Growth © 2008 Endo Pharmaceuticals 2008 Guidance $2.10 - $2.15 Adjusted Diluted EPS $1.215 – $1.240B Net Sales

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
2008 - Implementing Our Growth Strategy
Deepen and broaden penetration into
pain market
•
Clinically innovative and differentiated
products
•
Advance current development pipeline
Continue to pursue selective development
of generic products
Use Balance Sheet to Maximize Shareholder Value
Diversify revenue base
•
Product licensing
•
Acquisitions
Drive top-line growth
•
Maximizing potential of key on-market
products
Longer-Term
Near-Term

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
$399.0
$595.6
$615.1
$820.2
$909.7
$1,062.0
$1,227.5
2002 2003 2004 2005 2006 2007** 2008**
Net Sales*
Accelerating Our Growth
* Millions, except per share; ** Represents mid-point of company guidance; † Includes $0.62 in one-time, non-cash items
$1.03
†
$1.52 $1.08 $0.53 $0.30 Diluted EPS
’02–’08 CAGR 21%

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
’03–’07 CAGR 41%*
$178
$309
$419
$698
$567
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007**
LIDODERM ® – A Continuing Success Story
* $ Millions; ** Represents mid-point of company guidance
Net Sales

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
LIDODERM –
A Well-Protected Franchise
Lidocaine-
Containing Topical
Product that Does Not
Numb the Skin
Submitted Citizen
Petition Late 2006
and Amendments in
Aug. 2007
Protected by Five
Orange Book-Listed
Patents Until 2015
Method of Use
Patents Expiring 2012

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
OPANA ® ER
Broad indication: For the relief of moderate-to-severe
pain in patients requiring continuous, around-the-
clock opioid treatment for an extended period of time
First time oxymorphone available in oral
ER formulation; twice-daily dosing
Proven efficacy in broad range of appropriate
pain patients
Effective pain control shown at stable dose for three
months in clinical trials underscores durability of
OPANA ER’s analgesic effect
Generally well tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
OPANA Franchise Gaining Broad Acceptance
Strong Rx growth trends
Net sales on track to meet 2007 guidance
Managed-care strategy to attain Tier II and competitive access
Responsible promotional and marketing activities
•
Introduced Instant Savings Card program
•
Completed Specialty Force II expansion
•
Initiated new promotional campaign - 4Q07
•
Conducted Key Opinion Leader speaker programs

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
OPANA ER Patent Update
Protected by four Orange Book-listed patents covering the
TimeRx controlled-release formulation
Three years of FDA marketing exclusivity through 6/09
Additional patents on file with U.S. PTO
Filed lawsuit against IMPAX on 11/15/07 in response to
Paragraph IV certification notices
•
Asserts infringement of ‘933 and ‘456 patents
•
Seeks declaratory judgment against certifications, citing FDA’s rescission of IMPAX’s ANDA
IMPAX filed new PIV certification on 12/14/07 that included two additional patents listed in the Orange Book

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
FROVA ® on Pace for Record Sales in 2007
Net sales in 2006 $40.6 million;
$38.4 million through 9/30/07
Rx growth tracking at 12% YTD
Triptan indicated for acute
treatment of migraine headaches
in adults
Market differentiation based on
low recurrence rate, long half-life

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Evolving Development Pipeline
Phase I Phase II Phase III Filed Preclinical Product
(1)  Licensed marketing rights;  (2) Licensed marketing and development rights
FROVA
®
(1)
(Menstrual Migraine)
EN 3267
-
RAPINYL
TM (2)
(Breakthrough Cancer Pain)
EN 3285 - NAC Oral Rinse
EN 3294/ AZ-003
(2)
(Inhaled fentanyl Breakthrough Pain)
EN 3269 - Ketoprofen
Patch
(2)
(Topical – Soft Tissue Injuries)
EN 3270 – Sufentanil
Patch
(2)
(Transdermal – Chronic Pain)

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
RAPINYL ® - EN 3267 Clinical Trial Update
Positive interim statistical analysis announced 12/17/07
•
Met primary endpoint – Sum of Pain Intensity Difference from baseline to 30 minutes (SPID 0-30)
•
Results highly statistically significant (p=0.0004)
•
Met all secondary endpoints
Statistically significant separation from placebo on mean pain intensity difference seen as early as 10 minutes
Need to complete Phase III long-term safety study to file NDA

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Ketoprofen Patch EN 3270 –
Clinical Trial Update
Two Phase III Trials Did Not Meet Primary Endpoint
Ankle sprains and strains
Tendonitis/bursitis of shoulder, elbow or knee
Outcome may have been influenced by several factors, including severity of pain on entry and use of ibuprofen as rescue medication
•
Additional ongoing Phase III trial amended based on these findings
Efficacy Portion of Long-Term OA Safety Study
Shows Positive Results
Positive outcome achieved in double-blind, placebo-controlled portion of long-term safety study in osteoarthritis flare of the knee
Primary WOMAC at day 14 versus placebo p=0.014
Met secondary outcomes as well

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
EN 3285 – NAC for Oral Mucositis Prevention
About 400,000 patients per year in U.S. develop OM
•
Only current FDA-approved Rx treatment is IV infusion
Market
First of two Phase III trials now underway; approved under
SPA process
Trials
EN 3285
Patent-protected oral rinse formulated using proprietary
ProGelz
®
delivery platform for prevention of oral mucositis
Active ingredient is N-acetyl cysteine
•
FDA-approved amino acid metabolite (anti oxidant)
Ease of use for patients
No systemic side effects
Anticipated
Benefits

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Transdermal Sufentanil Patch -
EN 3270
Profile
Being studied for treatment of
moderate-to-severe chronic pain
Next-generation extended-release
opioid patch
Anticipated
Benefits
Convenience/compliance of seven-day
dosing vs. three-day dosing
Smaller patch ~ 20% the size of Duragesic
Trials
Phase I product characterization ongoing
Phase II trial underway
•
Designed to evaluate conversion from oral opioids

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Inhaled Fentanyl - EN 3294
Deepening Our Penetration in Pain
Licensed N. American development and commercialization
rights to Alexza’s AZ-003 (Staccato
®
fentanyl) on 12/27/07
Hand-held drug delivery system for treatment of breakthrough pain in cancer and non-cancer patients
Currently in Phase I clinical trial development
Financial terms:
•
Up-front fee of $10 million
•
Up to $40 million in milestone payments
•
Undisclosed royalties on net sales

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Novel Approach to Pain Management
EN 3294/AZ-OO3 Profile:
Uses proprietary
Staccato
delivery system
•
“Best in class” inhalation technology
Potential for rapid onset of action
•
Currently unmet need in breakthrough pain
•
Early PK data suggest comparable to intravenous formulation
Potentially tamper-resistant system
Patent protection until 2022

Accelerating Our Growth
© 2008 Endo Pharmaceuticals
Summary
Market leadership in pain management
Well-developed commercial capability
Very broad and deep pipeline
Strong financial condition
Clear strategy for sustainable growth

ENDO PHARMACEUTICALS NASDAQ: ENDP